Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Gerald L. Detter and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Registration Statement on Form S-8 of the Company, and to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of March, 2006.

/s/ Marc E. Becker
Marc E. Becker

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Gerald L. Detter and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Registration Statement on Form S-8 of the Company, and to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of March, 2006.

/s/ Robert H. Falk
Robert H. Falk

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Gerald L. Detter and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Registration Statement on Form S-8 of the Company, and to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of March, 2006.

/s/ Robert E. Gadomski
Robert E. Gadomski

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Gerald L. Detter and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Registration Statement on Form S-8 of the Company, and to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of March, 2006.

/s/ Joshua J. Harris
Joshua J. Harris

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Gerald L. Detter and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Registration Statement on Form S-8 of the Company, and to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of March, 2006.

/s/ Richard B. Marchese
Richard B. Marchese

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Gerald L. Detter and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Registration Statement on Form S-8 of the Company, and to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of March, 2006.

/s/ Thomas R. Miklich
Thomas R. Miklich

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Gerald L. Detter and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Registration Statement on Form S-8 of the Company, and to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of March, 2006.

/s/ Donald C. Orris
Donald C. Orris

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Gerald L. Detter and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Registration Statement on Form S-8 of the Company, and to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of March, 2006.

/s/ Eric L. Press
Eric L. Press

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Gerald L. Detter and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Registration Statement on Form S-8 of the Company, and to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of March, 2006.

/s/ M. Ali Rashid
M. Ali Rashid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Gerald L. Detter and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Registration Statement on Form S-8 of the Company, and to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of March, 2006.

/s/ Alan H. Schumacher
Alan H. Schumacher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Gerald L. Detter and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Registration Statement on Form S-8 of the Company, and to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of March, 2006.

/s/ Michael D. Weiner
Michael D. Weiner